UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):  May 11, 2010

PROGINET CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-30151	11-3264929
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Garden City Plaza, Garden City, New York	11530
(Address of Principal Executive Offices)	(Zip Code)

(516) 535-3600

 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 2.02    Results of Operations and Financial Condition.

On May 11, 2010, Proginet Corporation issued a press release announcing its preliminary financial results for the quarter ended April 30, 2010, a copy of which is attached hereto as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

The Press Release referred to in Item 2.02, a copy of which is attached hereto as Exhibit 99.1, is incorporated into this Item 7.01 by reference.

ITEM 9.01    Financial Statements and Exhibits.

(c)	Exhibits

99.1 Press Release dated May 11, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Proginet Corporation (Registrant)

Date:	May 12, 2010	By:	/s/Sandison Weil
		Name:	Sandison Weil
		Title:	President/Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 11, 2010